SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) July 22, 1999

                   THE BEAR STEARNS COMPANIES INC.
                   -------------------------------
        (Exact name of registrant as specified in its charter)



DELAWARE                   FILE NO. 1-8989           13-3286161
--------                   ---------------           ----------
(State or other            (Commission File          (IRS Employer
jurisdiction of            Number)                   Identification
incorporation)                                       Number)



                245 Park Avenue, New York, New York         10167
            ---------------------------------------------------------
            (Address of principal executive offices)       (zip code)



Registrant's telephone number, including area code:    (212) 272-2000
                                                       ---------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

Filed herewith are copies of:

      (a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 6.45% Global Notes due 2002, Floating Rate Global Notes due 2001 and Floating Rate Global Notes due 2002 to be issued by The Bear Stearns Companies Inc. (the "Company");

      (b) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences described in the Prospectus Supplement, dated July 22, 1999, to the Prospectus, dated August 26, 1998, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-61437).

      (c)   Consent of Cadwalader, Wickersham & Taft.


Item 7.     Financial Statements, Pro Form Financial Information and Exhibits
            -----------------------------------------------------------------

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-61437) as exhibits to such Registration Statement:

            5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 6.45% Global Notes due 2002, Floating Rate Global Notes due 2001 and Floating Rate Global Notes due 2002 to be issued by the Company.

            8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a)).

            23(c) Consent of Cadwalader, Wickersham & Taft (Included in Exhibit 5(a)).

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ MARSHALL J LEVINSON
                                          ----------------------------------
                                          Marshall J Levinson
                                          Controller and Assistant Secretary
                                          (Principal Accounting Officer)

Dated:  July 28, 1999

                   THE BEAR STEARNS COMPANIES INC.

                               FORM 8-K

                            CURRENT REPORT

                            EXHIBIT INDEX
                            -------------


Exhibit No.       Description
-----------       -----------

5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 6.45% Global Notes due 2002, Floating Rate Global Notes due 2001 and Floating Rate Global Notes due 2002 to be issued by The Bear Stearns Companies Inc.

8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a).

23(c)             Consent of Cadwalader,  Wickersham & Taft (Included in Exhibit
                  5(a)).